Second Quarter Earnings Supplemental August 5, 2025

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS & NON-GAAP MEASURES This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business, and are based on currently available operating, financial and competitive information which are subject to various risks and uncertainties, so you should not place undue reliance on forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "commit," "estimate," "expect," "forecast," "outlook," "potential," "project," "projection," "plan," "intend," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that we may not predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements, and you should not unduly rely on these statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions and the following: • risks related to or arising from our organizational structure; • risks of food-borne illness and food safety and other health concerns about our food; • risks relating to the economy and financial markets, including in relation to trade and tax policy changes and other macroeconomic uncertainty, including inflation, fluctuating interest rates, stock market volatility, recession concerns, and other factors; • the impact of unionization activities of our Team Members on our reputation, operations and profitability; • risks associated with our reliance on certain information technology systems, including our new enterprise resource planning system, and potential failures or interruptions; • risks associated with data, privacy, cyber security and the use and implementation of information technology systems, including our digital ordering and payment platforms for our delivery business; • risks associated with increased adoption, implementation and use of artificial intelligence technologies across our business; • the impact of competition, including from our competitors in the restaurant industry or our own restaurants; • the increasingly competitive labor market and our ability to attract and retain the best talent and qualified employees; • the impact of federal, state or local government regulations relating to privacy, data protection, advertising and consumer protection, building and zoning requirements, labor and employment matters, costs or ability to open new restaurants, or sale of food and alcoholic beverages; • inability to achieve our growth strategy, such as the availability of suitable new restaurant sites in existing and new markets and opening of new restaurants at the anticipated rate and on the anticipated timeline; • the impact of consumer sentiment and other economic factors on our sales; • increases in food and other operating costs, tariffs and import taxes, and supply shortages; and • other risks identified in our filings with the Securities and Exchange Commission (the "SEC"). All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in the Company's most recent Annual Report on Form 10-K, filed with the SEC. All of the Company's filings are available on the SEC's website at www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation includes certain non-GAAP measures as defined under SEC rules, including Adjusted EBITDA, Adjusted EBITDA Margin, Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin. Reconciliations and definitions are included in the Appendix to this presentation.

Q2 2025 PERFORMANCE REVENUE $188.5 million Q2 Total revenue CHANGE IN SAME RESTAURANT SALES (1) PROFITABILITY $17.5 million Q2 Operating Income 3.6% Q2 Total Revenue Growth (3) A geometric comparable sales measure is used to determine the compounding effect of an earlier period's year over year comparable sales percentage on the subsequent period's year over year comparable sales percentage. $30.1 million Q2 Adjusted EBITDA(2) $44.5 million Q2 Restaurant-Level Adjusted EBITDA(2) $10.0 million Q2 Net Income (1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O Chicago, LLC ("C&O") of which Portillo's owns 50% of the equity. (2) See appendix for a reconciliation to the most directly comparable GAAP financial measure.

Q2 YTD 2025 PERFORMANCE REVENUE $364.9 million Q2 YTD Total Revenue SAME RESTAURANT SALES CHANGE (1) PROFITABILITY $27.9 million Q2 YTD Operating Income 4.9% Q2 YTD Total Revenue Growth (2) See appendix for a reconciliation to the most directly comparable GAAP financial measure. $51.3 million Q2 YTD Adjusted EBITDA(2) $81.1 million Q2 YTD Restaurant-Level Adjusted EBITDA(2) $14.0 million Q2 YTD Net Income (1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O Chicago, LLC ("C&O") of which Portillo's owns 50% of the equity.

2025 DEVELOPMENT EXPECTATIONS - 12 NEW RESTAURANTS Q1 Q2 Q3 Q4 4-6 6-8 2025 • Opened restaurant in Tomball, TX subsequent to Q2 • All expected to be in Sunbelt except 1 in Illinois • Majority expected to be in Texas (Dallas and Houston markets) • Entering the Atlanta, Georgia market • Our first in-line, walk-up restaurant expected to open in Q3 • All other restaurants expected to be RoTF 1.0(1) and 1 pick-up only (1) Indicates restaurant of the future, our 6,250 square foot prototype restaurant with a 47-foot production line that is more efficient to build and also better reflects the way consumers interact with our brand today.

FISCAL 2025 FINANCIAL TARGETS (1) We are unable to reconcile the long-term outlook for Adjusted EBITDA growth to net income (loss), the corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure. Unit Growth 12 new units Same-Restaurant Sales 1% to 3% Revenue Growth 5% to 7% Commodity Inflation 3% to 5% Labor Inflation 3% to 4% Restaurant-Level Adjusted EBITDA Margin(1) 22.5% to 23% General & Administrative Expenses $78 - $80 million Pre-Opening Expenses $11 - $12 million Adjusted EBITDA Growth(1) Flat to Low single-digits Capital Expenditures $97 - $100 million (1) We are unable to reconcile the financial target for adjusted EBITDA growth and restaurant-level adjusted EBITDA margin, to the corresponding U.S. GAAP measures, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure. 1 1-2 2-3 6-7 Q1 2024 Q2 2024 Q3 2024 Q4 2024 New Restaurants by Quarter

LONG-TERM GROWTH ALGORITHM ANNUAL UNIT GROWTH 12% to 15% SAME RESTAURANT SALES Low single digits REVENUE GROWTH Mid teens ADJ. EBITDA GROWTH(1) Low teens (1) We are unable to reconcile the financial target for adjusted EBITDA growth to net income/loss, to the corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure.

STRATEGIC PILLARS

FINANCIAL PROFILE $55 $58 $58 2023 2024 LTM Q2 2025 $165 $168 $168 24.3% 23.7% 23.1% 2023 2024 LTM Q2 2025 $25 $35 $35 2023 2024 LTM Q2 2025 $102 $105 $104 15.0% 14.7% 14.3% 2023 2024 LTM Q2 2025 $680 $711 $728 2023 2024 LTM Q2 2025 5.7% (0.6)% 0.5% 2023 2024 LTM Q2 2025 TOTAL REVENUE OPERATING INCOME NET INCOME SAME RESTAURANT SALES (1) RESTAURANT-LEVEL ADJ. EBITDA (Margin) (2) ADJ. EBITDA (Margin) (2) ($ in millions) ($ in millions) ($ in millions) ($ in millions) ($ in millions) (1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O Chicago, LLC ("C&O") of which Portillo's owns 50% of the equity. For fiscal 2024, same-restaurant sales compares the 52 weeks from January 1, 2024 through December 29, 2024 to the 52 weeks from January 2, 2023 through December 31, 2023. For fiscal 2023, same-restaurant sales compares the 53 weeks from December 26, 2022 through December 31, 2023, to the 53 weeks from December 27, 2021 through January 1, 2023. (2) See appendix for a reconciliation to the most comparable GAAP financial measure. Note: We use a 52- or 53-week fiscal year ending on the Sunday prior to December 31. Fiscal 2025 and fiscal 2024 consist of 52 weeks and fiscal 2023 consisted of 53 weeks. The 53rd week in fiscal 2023 included Christmas Day, resulting in six additional operating days.

APPENDIX

STATEMENT OF OPERATIONS Quarter Ended Two Quarters Ended June 29, 2025 June 30, 2024 June 29, 2025 June 30, 2024 REVENUES, NET $ 188,456 100.0% $ 181,862 100.0% $ 364,893 100.0% $ 347,693 100.0 % COST AND EXPENSES: Restaurant operating expenses: Food, beverage and packaging costs 63,750 33.8% 61,712 33.9% 124,852 34.2% 118,673 34.1 % Labor 48,340 25.7% 46,412 25.5% 95,208 26.1% 89,714 25.8 % Occupancy 9,966 5.3% 9,211 5.1% 19,987 5.5% 18,551 5.3 % Other operating expenses 21,919 11.6% 19,958 11.0% 43,709 12.0% 39,815 11.5 % Total restaurant operating expenses 143,975 76.4% 137,293 75.5% 283,756 77.8% 266,753 76.7 % General and administrative expenses 18,798 10.0% 17,941 9.9% 37,701 10.3% 36,481 10.5 % Pre-opening expenses 1,697 0.9% 2,100 1.2% 2,205 0.6% 3,523 1.0 % Depreciation and amortization 7,137 3.8% 7,106 3.9% 14,177 3.9% 14,050 4.0 % Net income attributable to equity method investment (382) (0.2) % (335) (0.2) % (546) (0.1) % (540) (0.2) % Other income, net (300) (0.2) % (358) (0.2) % (312) (0.1) % (786) (0.2) % OPERATING INCOME 17,531 9.3% 18,115 10.0% 27,912 7.6% 28,212 8.1 % Interest expense 5,726 3.0% 6,603 3.6% 11,475 3.1% 13,133 3.8 % Interest income (79) — % (75) — % (150) — % (154) — % Tax Receivable Agreement liability adjustment (1,838) (1.0) % (439) (0.2) % (2,485) (0.7) % (1,000) (0.3) % INCOME BEFORE INCOME TAXES 13,722 7.3% 12,026 6.6% 19,072 5.2% 16,233 4.7 % Income tax expense 3,679 2.0% 3,496 1.9% 5,039 1.4% 2,359 0.7 % NET INCOME 10,043 5.3% 8,530 4.7% 14,033 3.8% 13,874 4.0 % Net income attributable to non-controlling interests 1,339 0.7% 2,060 1.1% 2,016 0.6% 2,842 0.8 % NET INCOME ATTRIBUTABLE TO PORTILLO'S INC. $ 8,704 4.6% $ 6,470 3.6% $ 12,017 3.3% $ 11,032 3.2 % Income per common share attributable to Portillo’s Inc.: Basic $ 0.13 $ 0.10 $ 0.18 $ 0.19 Diluted $ 0.12 $ 0.10 $ 0.18 $ 0.18 Weighted-average common shares outstanding: Basic 67,595,224 61,650,118 65,716,582 59,543,950 Diluted 69,867,802 64,608,698 68,174,864 62,577,748

REVENUE SUMMARY - Q2 2025 Quarter Ended June 29, 2025 June 30, 2024 $ Change % Change Same-restaurant sales (75 restaurants) (1) $163,627 $162,559 1,068 0.7 % Restaurants not yet in comparable base opened in fiscal 2024 (10 restaurants) (1) 10,486 2,834 7,652 270.0 % Restaurants not yet in comparable base opened in fiscal 2023 (8 restaurants) (1) 12,206 13,773 (1,567) (11.4) % Other (2) 2,137 2,696 (559) (20.7) % Revenues, net $ 188,456 $ 181,862 $ 6,594 3.6% (1) Total restaurants indicated are as of June 29, 2025. Excludes a restaurant that is owned by C&O of which Portillo’s owns 50% of the equity. (2) Includes revenue from direct shipping sales and non-traditional locations. TAKEAWAYS Number of restaurants entering the comp base by quarter in 2025: • Q1 - 3 restaurants • Q2 - 1 restaurant • Q3 - 2 restaurants • Q4 - 3 restaurants

REVENUE SUMMARY - Q2 YTD 2025 Two Quarters Ended June 29, 2025 June 30, 2024 $ Change % Change Same-restaurant sales (75 restaurants) (1) $310,707 $306,999 3,708 1.2 % Restaurants not yet in comparable base opened in fiscal 2024 (10 restaurants) (1) 22,425 3,413 19,012 557.0 % Restaurants not yet in comparable base opened in fiscal 2023 (8 restaurant) (1) 26,547 31,587 (5,040) (16.0) % Other (2) 5,214 5,694 (480) (8.4) % Revenues, net $ 364,893 $ 347,693 $ 17,200 4.9% (1) Total restaurants indicated are as of June 29, 2025. Excludes a restaurant that is owned by C&O of which Portillo’s owns 50% of the equity. (2) Includes revenue from direct shipping sales and non-traditional locations. Number of restaurants entering the comp base by quarter in 2025: • Q1 - 3 restaurants • Q2 - 1 restaurant • Q3 - 2 restaurants • Q4 - 3 restaurants

SELECTED OPERATING DATA (a) Includes a restaurant that is owned by C&O of which Portillo’s owns 50% of the equity. AUVs for the quarters ended June 29, 2025 and June 30, 2024 represent AUVs for the twelve months ended June 29, 2025 and June 30, 2024, respectively. Total restaurants indicated are as of June 29, 2025. (b) Excludes a restaurant that is owned by C&O of which Portillo’s owns 50% of the equity. (c) For the quarter ended June 30, 2024, same-restaurant sales compares the 13 weeks from April 1, 2024 through June 30, 2024 to the 13 weeks from April 3, 2023 through July 2, 2023. For the two quarters ended June 30, 2024, same-restaurant sales compares the 26 weeks from January 1, 2024 through June 30, 2024 to the 26 weeks from January 2, 2023 through July 2, 2023 Quarter Ended Two Quarters Ended June 29, 2025 June 30, 2024 June 29, 2025 June 30, 2024 Total Restaurants (a) 94 86 94 86 AUV (in millions) (a) N/A N/A $ 8.7 $ 9.0 Change in same-restaurant sales (b)(c) 0.7% (0.6) % 1.2% (0.9) % Adjusted EBITDA (in thousands) (b) $ 30,064 $ 29,866 $ 51,274 $ 51,643 Adjusted EBITDA Margin (b) 16.0% 16.4% 14.1% 14.9 % Restaurant-Level Adjusted EBITDA (in thousands) (b) $ 44,481 $ 44,569 $ 81,137 $ 80,940 Restaurant-Level Adjusted EBITDA Margin (b) 23.6% 24.5% 22.2% 23.3%

ADJUSTED EBITDA DEFINITIONS How These Measures Are Useful We believe that Adjusted EBITDA and Adjusted EBITDA Margin are important measures of operating performance because they eliminate the impact of expenses that do not relate to our core operating performance. Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures of operating performance and our calculations thereof may not be comparable to similar measures reported by other companies. Adjusted EBITDA and Adjusted EBITDA Margin have important limitations as analytical tools and should not be considered in isolation as substitutes for analysis of our results as reported under GAAP. Adjusted EBITDA and Adjusted EBITDA Margin Adjusted EBITDA represents net income (loss) before depreciation and amortization, interest expense, interest income and income taxes, adjusted for the impact of certain non-cash and other items that we do not consider in our evaluation of ongoing core operating performance as identified in the reconciliation of net income (loss), the most directly comparable GAAP measure, to Adjusted EBITDA. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of revenues, net. We use Adjusted EBITDA and Adjusted EBITDA Margin (i) to evaluate our operating results and the effectiveness of our business strategies, (ii) internally as benchmarks to compare our performance to that of our competitors and (iii) as factors in evaluating management’s performance when determining incentive compensation. We are unable to reconcile the long-term outlook for Adjusted EBITDA to net income (loss), the corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure.

ADJUSTED EBITDA RECONCILIATION (1) Represents the difference between cash rent payments and the recognition of straight-line rent expense recognized over the lease term. (2) Represents non-capitalized third party consulting and software licensing costs incurred in connection with the implementation of a new ERP and HCM systems which are included within general and administrative expenses. (3) Represents amortization of capitalized cloud-based ERP and HCM system implementation costs that are included within general and administrative expenses. (4) Represents loss (gain) on disposal of property and equipment included within other income, net. (5) Represents certain expenses that management believes are not indicative of ongoing operations, consisting primarily of certain professional fees included within general and administrative expenses. (6) Represents remeasurement of the Tax Receivable Agreement liability. (7) Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Revenues, net. Quarter Ended Two Quarters Ended June 29, 2025 June 30, 2024 June 29, 2025 June 30, 2024 Net income $ 10,043 $ 8,530 $ 14,033 $ 13,874 Net income margin 5.3% 4.7% 3.8% 4.0 % Depreciation and amortization 7,137 7,106 14,177 14,050 Interest expense 5,726 6,603 11,475 13,133 Interest income (79) (75) (150) (154) Income tax expense 3,679 3,496 5,039 2,359 EBITDA 26,506 25,660 44,574 43,262 Deferred rent (1) 1,541 1,296 2,917 2,466 Equity-based compensation 2,658 2,890 4,608 5,717 Cloud-based software implementation costs (2) 84 325 267 450 Amortization of cloud-based software implementation costs (3) 295 146 514 146 Other loss (income) (4) 82 (9) 143 66 Transaction-related fees & expenses (5) 736 (3) 736 536 Tax Receivable Agreement liability adjustment (6) (1,838) (439) (2,485) (1,000) Adjusted EBITDA $ 30,064 $ 29,866 $ 51,274 $ 51,643 Adjusted EBITDA Margin (7) 16.0% 16.4% 14.1% 14.9%

LTM Fiscal Years Ended June 29, 2025 December 29, 2024 December 31, 2023 Net income $ 35,235 $ 35,076 $ 24,818 Net income margin 4.8% 4.9% 3.7 % Depreciation and amortization 27,424 27,297 24,313 Interest expense 23,958 25,616 27,470 Interest income (305) (309) (212) Loss on debt extinguishment — — 3,465 Income tax expense 9,479 6,799 3,248 EBITDA 95,791 94,479 83,102 Deferred rent (1) 5,706 5,255 5,096 Equity-based compensation 10,042 11,151 15,542 Cloud-based software implementation costs (2) 496 679 401 Amortization of cloud-based software implementation costs (3) 953 586 — Other loss (4) 1,261 1,184 590 Transaction-related fees & expenses (5) 775 575 900 Tax Receivable Agreement liability adjustment (6) (10,634) (9,149) (3,349) Adjusted EBITDA $ 104,390 $ 104,760 $ 102,282 Adjusted EBITDA Margin (7) 14.3% 14.7% 15.0 % ADJUSTED EBITDA RECONCILIATION (1) Represents the difference between cash rent payments and the recognition of straight-line rent expense recognized over the lease term. (2) Represents non-capitalized third party consulting and software licensing costs incurred in connection with the implementation of a new ERP and HCM systems which are included within general and administrative expenses. (3) Represents amortization of capitalized cloud-based ERP and HCM system implementation costs that are included within general and administrative expenses. (4) Represents loss on disposal of property and equipment included within other income, net. (5) Represents certain expenses that management believes are not indicative of ongoing operations, consisting primarily of certain professional fees included within general and administrative expenses. (6) Represents remeasurement of the Tax Receivable Agreement liability. (7) Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Revenues, net. Note: We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fiscal 2024 consisted of 52 weeks and fiscal 2023 consisted of 53 weeks. The 53rd week in fiscal 2023 included Christmas Day, resulting in six additional operating days.

RESTAURANT-LEVEL ADJUSTED EBITDA DEFINITIONS Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin Restaurant-Level Adjusted EBITDA is defined as revenue, less restaurant operating expenses, which include food, beverage and packaging costs, labor expenses, occupancy expenses and other operating expenses. Restaurant-Level Adjusted EBITDA excludes corporate level expenses, pre-opening expenses and depreciation and amortization on restaurant property and equipment. Restaurant-Level Adjusted EBITDA Margin represents Restaurant-Level Adjusted EBITDA as a percentage of revenues, net. How These Measures Are Useful We believe that Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are important measures to evaluate the performance and profitability of our restaurants, individually and in the aggregate. Restaurant- Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin have limitations as analytical tools and should not be considered as a substitute for analysis of our results as reported under GAAP. Limitations of the Usefulness of This Measure Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are not required by, nor presented in accordance with GAAP. Rather, Restaurant- Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are supplemental measures of operating performance of our restaurants. You should be aware that Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are not indicative of overall results for the Company, and Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin do not accrue directly to the benefit of stockholders because of corporate-level expenses excluded from such measures. In addition, our calculations thereof may not be comparable to similar measures reported by other companies.

RESTAURANT-LEVEL ADJUSTED EBITDA RECONCILIATION Quarter Ended Two Quarters Ended June 29, 2025 June 30, 2024 June 29, 2025 June 30, 2024 Operating income $ 17,531 $ 18,115 $ 27,912 $ 28,212 Operating income margin 9.3% 10.0% 7.6% 8.1 % General and administrative expenses 18,798 17,941 37,701 36,481 Pre-opening expenses 1,697 2,100 2,205 3,523 Depreciation and amortization 7,137 7,106 14,177 14,050 Net income attributable to equity method investment (382) (335) (546) (540) Other income, net (300) (358) (312) (786) Restaurant-Level Adjusted EBITDA $ 44,481 $ 44,569 $ 81,137 $ 80,940 Restaurant-Level Adjusted EBITDA Margin 23.6% 24.5% 22.2% 23.3%

RESTAURANT-LEVEL ADJUSTED EBITDA RECONCILIATION LTM Fiscal Years Ended June 29, 2025 December 29, 2024 December 31, 2023 Operating income $ 57,733 $ 58,033 $ 55,440 Operating income margin 7.9% 8.2% 8.2 % General and administrative expenses 76,309 75,089 78,835 Pre-opening expenses 7,918 9,236 9,019 Depreciation and amortization 27,424 27,297 24,313 Net income attributable to equity method investment (1,235) (1,229) (1,401) Other loss (income), net 162 (312) (1,035) Restaurant-Level Adjusted EBITDA $ 168,311 $ 168,114 $ 165,171 Restaurant-Level Adjusted EBITDA Margin 23.1% 23.7% 24.3 % Note: We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fiscal 2024 consisted of 52 weeks and fiscal 2023 consisted of 53 weeks. The 53rd week in fiscal 2023 included Christmas Day, resulting in six additional operating days.

CONTACT INFORMATION Investor Contact: Chris Brandon, Vice President of Investor Relations 312.931.5578 cbrandon@portillos.com Media Contact: Sara Wirth, Director of Communications & PR press@portillos.com